As filed with the Securities and Exchange Commission on December 21, 1998
                                                        Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ------------------



                                Exar Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)

                                ------------------
       Delaware                                          941741981
-----------------------                   ------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)


                                ------------------


                                 48720 Kato Road
                             Fremont, CA 94538-1167
                    ----------------------------------------
                    (Address of principal executive offices)

                                ------------------

                           1997 Equity Incentive Plan
                           --------------------------
                 1996 Non-Employee Directors' Stock Option Plan
                 ----------------------------------------------
                            (Full title of the plans)

                             Donald L. Ciffone, Jr.
                                Exar Corporation
                                 48720 Kato Road
                             Fremont, CA 94538-1167
                             ----------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  510/668-7000

                               ------------------

                                   Copies to:
                              Robert L. Jones, Esq.
                               Cooley Godward LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                  650/843-5000

                               ------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO        AMOUNT TO BE          OFFERING PRICE PER     AGGREGATE OFFERING PRICE    AMOUNT OF REGISTRATION
      BE REGISTERED             REGISTERED               SHARE (1)                     (1)                       FEE
-------------------------- ---------------------- ------------------------- -------------------------- -------------------------
Stock  Options and Common
Stock (par value $.001)           550,000                 $15.813                 $8,697,150.00               $2,417.81
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low price of Registrant's Common Stock on December 16, 1998 as reported on the NASDAQ National Market System.

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


                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-37369


         The contents of Registration Statement on Form S-8 No. 333-37369 filed with the Securities and Exchange Commission on October 7, 1997 are incorporated by reference herein.



                                   EXHIBITS

EXHIBIT
NUMBER
-------
5.1               Opinion of Cooley Godward LLP.

23.1              Consent of Deloitte & Touche LLP.

23.2              Consent of KPMG Peat Marwick LLP.

23.3              Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1              Power of Attorney is contained on the signature pages.

99.1              1997 Equity Incentive Plan, as amended as of September 10, 1998.

99.2              1996 Non-Employee Directors' Stock Option Plan, as amended as of September 10, 1998.

99.3*             Form of Incentive Stock Option Agreement and Supplemental Stock Option Agreement.

99.4*             Form of Irrevocable Notice of Option Exercise / Payment Authorization.

* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (No. 333-37369), filed with the Commission on October 7, 1997.

                                SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on December 21, 1998.

                        EXAR CORPORATION




                        By:  /s/ Donald L. Ciffone, Jr.
                             -------------------------------------------
                             Donald L. Ciffone, Jr.

                        Title:  Chief Executive Officer, President and Director




                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald W. Guire and Donald L. Ciffone, Jr., and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                             TITLE                                       DATE



      /s/ Donald L. Ciffone, Jr.                      Chief Executive Officer, President and      December 21, 1998
--------------------------------------------          Director
         (Donald L. Ciffone, Jr.)



      /s/ Ronald W. Guire                             Executive Vice President, Chief             December 21, 1998
--------------------------------------------          Financial Officer and Director
         (Ronald W. Guire)                            (Principal Financial and Accounting
                                                      Officer)




      /s/ Raimon L. Conlisk                           Director and Chairman of the Board          December 21, 1998
--------------------------------------------
         (Raimon L. Conlisk)



      /s/ Frank P. Carrubba                           Director                                    December 21, 1998
--------------------------------------------
         (Frank P. Carrubba)



      /s/ James E. Dykes                              Director                                    December 21, 1998
--------------------------------------------
         (James E. Dykes)

EXHIBIT INDEX

           EXHIBIT
           NUMBER                                DESCRIPTION
           5.1        Opinion of Cooley Godward.

           23.1       Consent of Deloitte & Touche LLP.

           23.2       Consent of KPMG Peat Marwick LLP.

           23.3       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

           24.1       Power of Attorney is contained on the signature pages.

           99.1       1997 Equity Incentive Plan, as amended as of September 10, 1998.

           99.2       1996 Non-Employee Directors' Stock Option Plan, as amended as of September 10, 1998.

           99.3*      Form of Incentive Stock Option Agreement and Supplemental Stock Option Agreement.

           99.4*      Irrevocable Notice of Option Exercise / Payment Authorization.

* Documents incorporated by reference from the Registrant's Registration Statement on Form S-8 (No. 333-37369), filed with the Commission on October 7, 1997.